UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 14, 2022

Date of Report (Date of earliest event reported)

GENESIS UNICORN CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41287	85-4283150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Witherspoon Street, Suite 120

Princeton, New Jersey 08540

(Address of Principal Executive Offices, and Zip Code)

(609) 466-0792

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one redeemable warrant	GENQU	The NASDAQ Stock Market LLC
Class A Common Stock, $0.0001 par value	GENQ	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 14, 2022, the registration statement on Form S-1 (File No. 333-257623), initially filed by Genesis Unicorn Capital Corp., a Delaware corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “Commission”) on July 2, 2022, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On February 17, 2022, the Company consummated the IPO of 7,500,000 units (the “Units”). Each Unit consists of one share of Class A Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,125,000 additional Units to cover over-allotments, if any. On February 15, 2022, the Underwriters elected to exercise the over-allotment option in full, resulting in the sale of 1,125,000 additional Units for additional gross proceeds of $11,250,000.

In connection with the IPO, the Company amended and restated its certificate of incorporation and entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

● An Underwriting Agreement, dated February 14, 2022, by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

● A Warrant Agreement, dated February 14, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

● A Letter Agreement, dated February 14, 2022 (the “Letter Agreement”), by and among the Company, its officers, directors and the Company’s sponsor, Genesis Unicorn Capital LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

● An Investment Management Trust Agreement, dated February 14, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

● A Registration Rights Agreement, dated February 14, 2022, by and between the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

● A Private Placement Unit Purchase Agreement, dated February 14, 2022, by and between the Company and the Sponsor (the “Unit Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

● A Representative Share Purchase Letter Agreement, dated February 14, 2022, by and between the Company and EF Hutton, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

● An Indemnity Agreement, dated as of February 14, 2022, by and between the Company and its officers and directors, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

● An Administrative Support Agreement, dated February 14, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

The material terms and conditions of the Amended and Restated Certificate of Incorporation and the above agreements of the Company are fully described in the Company’s Registration Statement as filed with the Securities and Exchange Commission.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreement the Company completed the private sale to the Sponsor of an aggregate of 377,331 placement units (including 30,793 units as a result of the Underwriters’ exercise of its over-allotment option (the “Sponsor Private Placement Units”)) at a purchase price of $10.00 per unit, generating gross proceeds to the Company of $3,773,310 (the “Private Placement”). The Sponsor Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Sponsor Private Placement Units, (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933 (as amended, the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company also consummated the private placement to EF Hutton of 43,125 shares of Class A Common Stock for nominal consideration pursuant to the Representative Share Purchase Letter Agreement (the “Representative Shares”). The issuance and sale of the Representative Shares was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2022, in connection with the IPO, Grainne Coen, Ernest Fong, Chung Fan Cheng, and Teck-Yong Heng (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective February 17, 2022, Messrs. Ernest Fong, Chung Fan Cheng, and Teck-Yong Heng were appointed to the Board’s Audit Committee, with Mr. Teck-Yong Heng serving as chair of the Audit Committee. Effective February 17, 2022, Messrs. Ernest Fong, Chung Fan Cheng, and Teck-Yong Heng were appointed to the Board’s Compensation Committee, with Mr. Chung Fan Cheng serving as chair of the Compensation Committee. Further, effective February 17, 2022, Messrs. Ernest Fong, Chung Fan Cheng, and Teck-Yong Heng were appointed to the Board’s Nominating Committee, with Mr. Ernest Fong serving as chair of the Nominating Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: (i) the term of office of the first class of directors, Class 1, consists of Messrs. Chung Fan Cheng, and Teck-Yong Heng and will expire on the earlier of one (1) year following the closing of the IPO or at the Company’s first annual meeting of stockholders; (ii) the term of office of the second class of directors, Class 2, consists of Ms. Coen and Mr. Fong and will expire on the earlier of two (2) years following the closing of the IPO or at the Company’s second annual meeting of stockholders; and (iii) the term of office of the third class of directors, Class 3, consists of Mr. Lui and will expire on the earlier of three (3) years following the closing of the IPO or at the Company’s third annual meeting of stockholders.

On February 14, 2022, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an Indemnity Agreement with the Company in the forms filed as Exhibit 10.1 and Exhibit 10.6 to the Registration Statement, respectively. In addition, in October 2021, the Sponsor had transferred 30,000 shares of Class B Common Stock to Ms. Coen and Mr. Fong and 25,000 shares of Class B Common Stock to Mr. Cheng and Mr. Heng. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. The foregoing descriptions of the Letter Agreement and Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the Indemnity Agreements, copies of which are attached as Exhibit 10.1 and 10.6 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

As of February 17, 2022, a total of $87,543,750 (which amount includes $2,803,125 of the underwriters’ deferred discount) , comprised of proceeds from the IPO (including the proceeds received from the exercise by the Underwriters of the over-allotment option) and the sale of the Private Placement Units (including the proceeds received as a result of the Underwriters’ exercise of the over-allotment option) was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months, if extended) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it has not completed its initial business combination within 12 months from the closing of the IPO (or up to 18 months, if extended), subject to applicable law.

An audited balance sheet as of February 17, 2022 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the sale of the Sponsor Private Placement Units will be included on a Current Report on Form 8-K which is anticipated to be filed by the Company within four (4) business days of the consummation of the IPO.

On February 14, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 14, 2022, by and between the Company and EF Hutton, division of Benchmark Investments, LLC as representative of the underwriters

3.1	Amended and Restated Certificate of Incorporation, dated as of February 11, 2022

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company, dated as of February 14, 2022

10.1	Letter Agreement among the Company and our officers, directors and Genesis Unicorn Capital, LLC dated as of February 14, 2022

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company dated as of February 14, 2022

10.3	Registration Rights Agreement between the Company and certain security holders dated as of February 14, 2022

10.4	Private Placement Unit Purchase Agreement dated as of February 14, 2022 between the Company and Genesis Unicorn Capital, LLC

10.5	Representative Share Purchase Letter Agreement dated as of February 14, 2022 between EF Hutton, division of Benchmark Investments, LLC and the Company

10.6	Indemnity Agreement dated as of February 14, 2022 between the Company, its officers and directors

10.7	Administrative Support Agreement dated as of February 14, 2022 by and between the Company and Genesis Unicorn Capital, LLC

99.1	Press Release, dated February 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Genesis Unicorn Capital Corp.

Dated: February 17, 2022	By:	/s/ Samuel Lui
	Name:	Samuel Lui
	Title:	President and Chief Financial Officer